Exhibit 99.2

ROBBINS GELLER RUDMAN

& DOWD LLP

TRAVIS E. DOWNS III (148274)
JAMES I. JACONETTE (179565)
CHRISTOPHER D. STEWART (270448)
655 West Broadway, Suite 1900
San Diego, CA  92101-3301
Telephone:  619/231-1058
619/231-7423 (fax)
travisd@rgrdlaw.com
jamesj@rgrdlaw.com
cstewart@rgrdlaw.com

THE WEISER LAW FIRM, P.C.
ROBERT B. WEISER
BRETT D. STECKER
JEFFREY J. CIARLANTO
22 Cassatt Avenue
Berwyn, PA  19312
Telephone:  610/225-2677
610/408-8062 (fax)

Co-Lead Counsel for Plaintiffs

[Additional counsel appear on signature page.]

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

WESTERN DIVISION

In re MRV COMMUNICATIONS, INC. DERIVATIVE LITIGATION	) )	Master File No. 1:08-cv-03800-GAF(MANx)
)
	)	LONG FORM NOTICE OF
This Document Relates To:	)	PROPOSED SETTLEMENT OF
	)	DERIVATIVE ACTION
ALL ACTIONS.	)
	)	EXHIBIT A-1

TO:              ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF MRV COMMUNICATIONS, INC. (“MRV” OR THE “COMPANY”) AS OF MARCH 1, 2013 (“CURRENT MRVSTOCKHOLDERS”).  PLEASE NOTE THAT THIS ACTION IS NOT A “CLASS ACTION” AND NO INDIVIDUAL STOCKHOLDER HAS THE RIGHT TO BE COMPENSATED AS A RESULT OF THIS SETTLEMENT.

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY.  THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED DERIVATIVE ACTION AND A RELATED ACTION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS WHICH MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS.  IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

IF YOU HOLD MRV COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THE ACTION.  THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT.  IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.

Notice is hereby provided to you of the proposed settlement (the “Settlement”) of this stockholder derivative litigation.  This Notice is provided by Order of the United States District Court for the Central District of California, Western Division (the “Court”).  It is not an expression of any opinion by the Court with respect to the truth of the allegations in the litigation or the merits of the claims or defenses asserted by or against any party.  It is solely to notify you of the terms of the proposed Settlement, and your rights related thereto.  Capitalized terms not otherwise defined shall have the definitions set forth in the Stipulation.

I.                                    WHY THE COMPANY HAS ISSUED THIS NOTICE

Your rights may be affected by the settlement of the Action styled In re MRV Communications, Inc. Derivative Litigation, No. 2:08-cv-03800-GAF-RV (C.D. Cal.) (the “Federal Action”) and Ke v. Margalit, et al., No. BC393856 (Cal. Supr. Los Angeles) (the “State Action” and together with the Federal Action, the “Actions”).

Plaintiffs Warren Rubin IRA, Donald Gautreaux and Jing Ke (“Plaintiffs”), the Individual Defendants,1 and nominal party MRV (MRV and the Individual Defendants collectively, “Defendants”), have agreed upon terms to settle the Actions and have signed a written Stipulation of Settlement (the “Stipulation”) setting forth those settlement terms.

II.                             SUMMARY OF THE ACTION

On June 10, 2008, an action entitled Warren Rubin, et. al. v. Shlomo Margalit, et al., No. 2:08-cv-03800-GAF-RV (the “Rubin Action”) was filed in the United States District Court for the Central District of California (the “Federal Court”).  On August 15, 2008, the second action entitled Donald Gautreaux v. Shlomo Margalit, et al., No. 2:08-cv-05382-SJO-AJW (the “Gautreaux Action”) was filed in the Federal Court.  On July 3, 2008, the action entitled Ke v. Margalit, et al., No. BC393856 (the “State Action”) was filed in the Superior Court of the State of California, County of Los Angeles.

On December 1, 2008, the Federal Court consolidated the Rubin and Gautreaux actions and styled the consolidated action In re MRV Communications Derivative Litigation, No. 2:08-cv-03800-GAF-RV (the “Federal Action”).  On January 30, 2009, the Federal Plaintiffs filed the Amended Consolidated Verified Complaint (the “Amended Complaint”).  On February 8, 2010, State Plaintiff filed his Amended Complaint (the “State Amended Complaint”).

The Federal Action and the State Action (collectively, the “Actions”) each allege claims on behalf of MRV against certain current and former officers and directors of MRV, arising from or relating to the alleged improper granting of stock options at MRV.

1        The Individual Defendants are Noam Lotan, Shlomo Margalit, Shay Gonen, Guy Avidan, Guenter Jaensch, Igal Shidlovsky, Daniel Tsui, Harold W. Furchtgott-Roth and Baruch Fischer.

On January 29, 2010, nominal party MRV moved to dismiss the Amended Complaint pursuant to Rules 12(b)(6) and 23.1 of the Federal Rules of Civil Procedure and Delaware law.  On May 10, 2010, the Federal Court denied MRV’s motion to dismiss.  On July 19-20, 2010, the Individual Defendants filed motions to dismiss the Amended Complaint.  On December 27, 2010, the Federal Court granted in part and denied in part the Individual Defendants’ motions to dismiss.  On March 22, 2010, MRV filed its demurrer to the State Amended Complaint.  State Plaintiff filed his opposition to the demurrer on May 3, 2010, but MRV later withdrew its demurrer in light of the denial of MRV’s motion to dismiss the Federal Action.  On July 28, 2010, the Individual Defendants demurred to the State Amended Complaint.  These demurrers were denied in part and granted in part by Order dated September 29, 2010.

MRV and the Individual Defendants filed answers to the Amended Complaints in the Actions in November and December of 2010 and January of 2011.  The parties to the Actions engaged in discovery following the denial of the motions to dismiss and demurrers.  On November 17, 2011, nominal party MRV filed a motion to stay discovery, which the Federal Court denied on December 22, 2011.

On November 8, 2011, the Company’s Board of Directors resolved to create a Special Litigation Committee (“SLC”) to consider MRV’s historical stock option practices, including without limitation the matters asserted in the Actions.  The Board of Directors delegated to the SLC full authority and power to control and determine MRV’s response to the Actions and the claims asserted therein. The SLC is currently comprised of Kenneth Traub and Robert M. Pons.  Each of the SLC members is an independent, non-executive director and none of the SLC members is a defendant in the Actions.

Certain parties, including counsel for the Federal Plaintiffs, the State Plaintiff, and MRV, conducted their first mediation session in November 2009.  Certain parties held further mediation sessions in February and June 2010.  The Settling Parties held a mediation session in June 2012.  In late December 2012, the parties agreed to accept a settlement proposal from the mediator to fully resolve the Actions.

On January 2, 2013, the parties to the Federal Action filed a stipulation with the Federal Court, seeking a stay of discovery during the pendency of the parties’ settlement efforts.  The State Action parties filed a similar stipulation on January 2, 2013.  On January 4, 2013, the Federal and State Courts issued orders staying discovery.

III.                      TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT

The principal terms, conditions and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below.  This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and may be viewed at www.mrv.com.

The settlement provides that the Company’s D&O liability insurance company will pay MRV $2.5 million in this case.  In addition, MRV and the Plaintiffs have conducted extensive, arm’s length negotiations and have reached agreement regarding various corporate governance issues, including internal controls and procedures at the Company, which include internal controls and procedures that relate to certain of the allegations raised in the Actions. Since the filing of the Actions, the Company has made and/or will be making the corporate governance measures described in Exhibit 1 to the Stipulation which can be viewed and/or downloaded at www.mrv.com.

MRV and the SLC acknowledge (and the Individual Defendants do not contest herein) that the pendency and prosecution and settlement of the Actions and the litigation efforts of Plaintiffs and their counsel were a material and substantial cause of the benefits described below.  MRV and the SLC acknowledge that the monetary recovery and the adoption of the Corporate Governance Reforms confer a substantial benefit upon MRV.

IV.                      DISMISSAL OF ACTIONS AND RELEASE OF CLAIMS

The Stipulation also provides for the entry of judgment dismissing the Actions against MRV and the Individual Defendants with prejudice.  If the Court approves the Settlement as set forth in the Stipulation and it becomes effective pursuant to its terms, MRV, Plaintiffs (acting on their own behalf and derivatively on behalf of MRV), and each of MRV’s stockholders (solely in their capacity as MRV stockholders) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged the Released Claims against the Released Persons and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with, the defense, settlement or resolution of the Actions against the Released Persons.  MRV, Plaintiffs (acting on their own behalf and derivatively on behalf of MRV) and each of MRV’s stockholders (solely in their capacity as MRV stockholders) shall be deemed to have, and by operation of the Judgment shall have, covenanted not to sue any Released Person with respect to such Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting the Released Claims against the Released Persons except to enforce the releases and other terms and conditions contained in this Stipulation and/or Judgment entered pursuant thereto.  Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.  Notwithstanding the foregoing or anything in the Stipulation, the releases shall not in any way relieve MRV of its obligations to the Individual Defendants, including payment of reasonable attorneys’ fees and expenses incurred in defense of the Actions.

V.                             PLAINTIFFS’ ATTORNEY FEES AND EXPENSES

After negotiation of the principal terms of the settlement, counsel for Plaintiffs and MRV, acting by and through the SLC, separately negotiated at arm’s length the amount of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel.  Subject to approval of the Court, the negotiated amount of fees and expenses that the parties have agreed upon is $500,000 in cash and 250,000 freely tradable warrants for MRV’s common stock, with a strike price equal to the closing price of MRV’s common stock on the date on which the Judgment approving the Settlement becomes Final.  The warrants will be exercisable pursuant to a ‘cashless’ exercise provision and issued pursuant to the exemption from the registration requirements of the Securities Act of 1933 afforded by Section 3(a)(10) thereof.  To date, Plaintiffs’ Counsel have not received any payments for their efforts on behalf of MRV stockholders.  The agreed-to fee will compensate Plaintiffs’ Counsel for the results achieved in the Actions and the risks of undertaking the prosecution of the Actions on a contingent basis.

VI.                      REASONS FOR THE SETTLEMENT

The Settling Parties have determined that it is desirable and beneficial that the Actions, and all of their disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation.

A.                             Why Did Plaintiffs Agree to Settle?

Plaintiffs’ Counsel conducted an extensive investigation relating to the claims and the underlying events and transactions alleged in the Action.  Plaintiffs’ Counsel have analyzed the evidence adduced during their investigation, and have researched the applicable law with respect to the claims of Plaintiffs and MRV against the Individual Defendants and the potential defenses thereto.

Based upon their investigation as set forth above, Plaintiffs and their counsel have concluded that the terms and conditions of the Stipulation are fair, reasonable and adequate to Plaintiffs, MRV and its stockholders, and in their best interests, and have agreed to settle the claims raised in the Actions pursuant to the terms and provisions of the Stipulation after considering, among other things, the substantial benefits that MRV and its stockholders will receive from the Settlement, the uncertain outcome, risks, difficulties, and delays in the continued litigation of the Action and the actions taken by the Company in response to the alleged option backdating issues at MRV.

In particular, Plaintiffs and their counsel considered the significant litigation risks inherent in these derivative actions.  The law imposes significant burdens on plaintiffs for pleading and proving a stockholder derivative claim.  While Plaintiffs and their counsel believe their claims are meritorious, Plaintiffs and their counsel acknowledge that there is a substantial risk that the Actions may not succeed in producing a recovery in light of the applicable legal standards and possible defenses. Plaintiffs and their counsel believe that, under the circumstances, they have obtained the best possible relief for MRV and its stockholders.

B.                              Why Did the Individual Defendants Agree to Settle?

The Individual Defendants have denied and continue to deny each and all of the claims and contentions alleged by the Plaintiffs in the Actions.  The Individual Defendants expressly have denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the events, conduct, statements, acts or omissions alleged, or that could have been alleged, in the Actions, and contend that many of the factual allegations in the Actions are materially inaccurate.  The Individual Defendants also have denied and continue to deny, inter alia, the allegations that the Plaintiffs, MRV or its stockholders have suffered damage, or that the Plaintiffs, MRV or its stockholders were harmed by the conduct alleged in the Actions or otherwise.  The Individual Defendants have further asserted that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of MRV and its stockholders.  Pursuant to the terms set forth therein, the Stipulation shall in no event be construed as or deemed to be evidence of an admission or concession by the Individual Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever.

Nonetheless, the Individual Defendants have also taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the

Actions.  Therefore, they have determined that it is desirable and beneficial that the Actions, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation.

VII.               FINAL HEARING

On June 10, 2013, at 9:30a.m. PDT, the Court will hold the Final Hearing at the Edward R. Roybal Federal Building and United States Courthouse, Courtroom 740, 255 East Temple Street, Los Angeles, California, 90012.  At the Final Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable and adequate, including the agreed-to amount for Plaintiffs’ Counsel’s attorney fees and expenses, and thus should be finally approved and whether the Federal Action should be dismissed with prejudice pursuant to the Stipulation.

Pending final determination of whether the Settlement should be approved, no current MRV stockholder, either directly, representatively, derivatively, or in any other capacity, shall commence or prosecute against any of the Released Persons, and action or proceeding in any court, administrative agency, or other tribunal asserting agency any of the Released Claims.

VIII.        RIGHT TO ATTEND FINAL HEARING

Any Current MRV Stockholder may, but is not required to, appear in person at the Final Hearing.  If you want to object at the Final Hearing, then you must first comply with the procedures for objecting, which are set forth below.  The Court has the right to change the hearing dates or times without further notice.  Thus, if you are planning to attend the Final Hearing, you should confirm the date and time before going to the Court.  CURRENT MRV STOCKHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE FINAL HEARING OR TAKE ANY OTHER ACTION.

IX.                      THE PROCEDURES FOR OBJECTING TO THE SETTLEMENT

Any Current MRV Stockholder may appear and show cause, if he, she or it has any, why the Settlement of the Actions should not be approved as fair, reasonable and adequate, or why a judgment should not be entered thereon, or why attorneys’ fees and expenses shall not be awarded to Plaintiffs’ Counsel; provided, however, unless otherwise ordered by the Court, no Current MRV Stockholder shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the judgment to be entered thereon approving the same, unless that person has, on or before May 27, 2013, filed with the Clerk of the Court and served on the following counsel (delivered by hand or sent by first class mail) appropriate proof of stock ownership, along with written objections, including the basis therefore, and copies of any papers and briefs in support thereof at the addresses listed below:

Counsel for Federal Plaintiffs

Jeffrey D. Light
ROBBINS GELLER RUDMAN
   & DOWD LLP
655 West Broadway, Suite 1900
San Diego, CA  92101-3301

Counsel for State Plaintiff

Robin Winchester
KESSLER TOPAZ
   MELTZER & CHECK, LLP
280 King of Prussia Road
Radnor, PA  19087

Counsel for MRV

Robert A. Sacks
SULLIVAN & CROMWELL LLP
1888 Century Park East, Suite 2100
Los Angeles, CA  90067

Any Current MRV Stockholder who does not make his, her or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness or adequacy of the Settlement as incorporated in the Stipulation, unless otherwise ordered by the Court, but shall otherwise be bound by the Judgment to be entered and the releases to be given.

X.                             HOW TO OBTAIN ADDITIONAL INFORMATION

This Notice summarizes the Stipulation.  It is not a complete statement of the events of the Actions or the terms of the Settlement contained in the Stipulation.

You may inspect the Stipulation and other papers in the Federal Action at the United States District Clerk’s office at any time during regular business hours of each business day.  The Clerk’s office is located at the United States District Court for the Central District of California, 312 N. Spring Street, Room G-8, Los Angeles, California, 90012-4701. However, you must appear in person to inspect these documents.  The Clerk’s office will not mail copies to you.  In addition, this Notice and the Stipulation can be viewed on the Company’s website at www.mrv.com.

PLEASE DO NOT CALL, WRITE OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE.  Any questions you have about matters in this Notice should be directed by telephone or in writing to Plaintiffs’ Counsel, c/o Rick Nelson (shareholder relations), Robbins Geller Rudman & Dowd LLP, 655 West Broadway, Suite 1900, San Diego, California 92101-3301, Telephone: 1-800-449-4900.

DATED: April 8, 2013	BY ORDER OF THE COURT UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA WESTERN DIVISION